                                                                   Exhibit 10.35

                               SERVICES AGREEMENT

          THIS SERVICES AGREEMENT (this "Agreement") is entered into as of May 7, 2002 (the "Effective Date") by and between ACNielsen Corporation, a Delaware corporation with a place of business at 177 Broad Street, Stamford, Connecticut ("ACNielsen"), NetRatings, Inc., a Delaware corporation with its principal place of business at 890 Hollview Court, Milpitas, California, 95035 ("NetRatings"), and ACNielsen eRatings.com, a Delaware corporation with its principal place of business at 177 Broad Street, Stamford, Connecticut ("eRatings" and, together with ACNielsen and NetRatings, the "Parties"). In consideration of the mutual promises contained in this Agreement, the Parties hereby agree as follows:

1.   Services and Relationship.
     -------------------------

     a. ACNielsen and/or one or more of its subsidiaries (collectively, the "ACNielsen Group") shall render to the eRatings Business (as defined below) the services set forth herein (the "Services") on the terms and subject to the conditions set forth in this Agreement. For the purposes of this Agreement, the "eRatings Business" means the business and operations actually conducted by eRatings on the date of this Agreement, at the specific locations in the Operating Locations at which such business and operations are conducted on the date of this Agreement, whether such business and operations continue to be conducted by eRatings, are conducted by one or more subsidiaries of eRatings or IBOPE.eRatings.com or Mediatemetrie eRatings.com or are conducted by NetRatings or one or more subsidiaries of NetRatings. The obligation of the ACNielsen Group to provide the Services hereunder shall be to provide such Services at substantially the levels at which they are being provided on the date of this Agreement. The Services shall consist of:

          i. Making available to the eRatings Business during the Term (as defined in Section 6), on the terms and subject to the conditions set forth herein, the services of the individuals listed on Exhibit A hereto (the "Dedicated Employees"), each of whom is
               ---------
               currently an employee of a member of the ACNielsen Group and each of whom currently is dedicated to, and performs services only for eRatings. The services currently being provided to eRatings by the Dedicated Employees include, without limitation, (A) marketing services, including sales leads, introducing potential clients, and assisting in client relations issues; and (B) Internet measurement panel enumeration and management services. With respect to any individual listed on Exhibit A hereto, the
                                                        ---------
               ACNeilsen Group shall cease to be obligated to make the services of such individual available to the eRatings Business as a Dedicated Employee and, subject to the express terms and conditions hereof eRatings and NetRatings shall cease to be obligated to pay for such services hereunder, on the earliest to occur of (1) the date he or she ceases to be an employee of

[***] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS, WHICH ARE NOTED HEREIN WITH THREE ASTERISKS "[***]."

               the ACNielsen Group, (2) the date he or he or she otherwise ceases to be dedicated to, and perform services only for the eRatings Business, (3) the expiration of the Decision Period or, if applicable, the expiration of the Termination Period, following the delivery by eRatings of a Waiver Notice (as defined in Section 5(a)(vi)) as to such Dedicated Employee and (4) the expiration of the Term.

          ii. The services (other than those contemplated by Section 1(a)(i) above) which are being provided by the ACNielsen Group to eRatings as of June 30, 2001, including, without limitation, the shared services (the "Shared Services") described on Exhibit B
                                                                    ---------
               hereto.

     b.   The Services shall be provided in the countries listed on Exhibit C
                                                                    ---------
          hereto (each, an "Operating Location") by one or more members of the ACNielsen Group which conduct(s) business in that Operating Location. To the extent the Parties agree that it would be mutually beneficial, the relevant entities in an Operating Location may enter into a separate agreement between such parties covering the Services to be provided in such Operating Location; provided, that such separate
                                               --------
          agreement shall reflect the terms and conditions set forth in this Agreement and shall include a provision which provides that, in the event of a conflict between the terms and conditions of such other agreement and this Agreement, the terms and conditions of this Agreement shall control.

     c. eRatings or NetRatings shall designate in each Operating Location a representative who shall be authorized to request the Services in writing from time to time.

2.   Relationship of the Parties. The relationship of the various members of the
     ---------------------------
     ACNielsen Group, on the one hand, to eRatings, NetRatings and the eRatings Business, on the other, is that of an independent contractor, and this Agreement shall not be construed as creating any other sort of business relationship, including without limitation, an employment, agency, partnership or joint venture relationship.

3.   Consideration. eRatings and NetRatings, jointly and severally agree to pay
     -------------
     the ACNielsen Group for the Services the consideration determined as set forth on Exhibit D hereto. Upon eRating's or NetRatings' request, the
              ---------
     ACNielsen Group shall make available to them reasonable supporting documentation evidencing the direct costs described on Exhibit D hereto.
                                                            ---------

4.   Payment Terms.
     -------------

     a. The ACNielsen Group shall invoice eRatings and NetRatings quarterly in arrears. Upon request, the ACNielsen Group will provide commercially reasonable detail to support the charges included in an invoice. Invoices properly rendered hereunder shall be payable within ninety
          (90) days of receipt. All amounts billed hereunder shall be denominated in the currency local to the entity of the ACNielsen Group which presents the invoice. Disputed amounts shall not affect payment of non-disputed amounts. eRatings and NetRatings shall pay any applicable tariff, duty, tax, or like charge, however designated, imposed by any government with respect to the Services.

     b. NetRatings and eRatings shall have the right, at their sole cost and expense, during reasonable business hours and upon reasonable advance notice to review the computer printouts and reports and other books and records of the ACNielsen Group to the extent that the same relate to the Services provided by the ACNielsen Group hereunder; provided,
                                                                     --------
          that the right granted to NetRatings and eRatings under this Section 4(b) shall not be exercised in total more frequently that once per calendar quarter.

5.   Dedicated Employee Matters.
     --------------------------

     a. With respect to each Dedicated Employee, during the period beginning on the Effective Date and ending on the earlier to occur of (1) the expiration of the Term and (2) such employee's Offer Expiration Date (as defined in Section 5(c)):

          i. Subject to (x) applicable laws and regulations, (y) the written employment policies of the ACNielsen Group as in effect from time to time and (z) any contract or agreement in effect on the date hereof or hereafter consented to by NetRatings governing such Dedicated Employee's employment with the ACNielsen Group, the ACNielsen Group shall not without the consent of NetRatings (such consent not to be unreasonably withheld or delayed) terminate such Dedicated Employee's employment with the ACNielsen Group.

          ii. The ACNielsen Group shall not without the consent of NetRatings (such consent not to be unreasonably withheld or delayed) modify such Dedicated Employee's salary, benefits, perquisites or other compensation as in the effect on the date hereof other than (w) as required by any applicable contract or agreement in effect on the date hereof or entered into after the date hereof with the consent of NetRatings, (x) in the ordinary course of business in accordance with past practice, (y) in connection with changes to benefit plans and arrangements maintained by the ACNielsen Group and in which such Dedicated Employee participates, which changes affect such Dedicated Employee and other employees of the ACNielsen Group generally or (z) in accordance with applicable laws and regulations.

          iii. The ACNielsen Group shall not, without the prior written consent of NetRatings, solicit, encourage or request any Dedicated Employee, or otherwise affirmatively take steps to cause any Dedicated Employee, to cease to be dedicated to, and perform services only for the eRatings Business.

          iv. Subject to applicable laws and regulations, the ACNielsen Group shall otherwise comply with the reasonable written requests of NetRatings and eRatings as to such Dedicated Employee, including, without limitation, as to his or her compensation, benefits, perquisites and other compensation; provided, that the ACNielsen
                                                   --------
               Group shall under no circumstances be obligated to terminate the employment of any Dedicated Employee at the direction of eRatings or NetRatings.

          v. If eRatings or NetRatings determine that the eRatings Business no longer desires that the services of such Dedicated Employee be made available to the eRatings Business under this Agreement, NetRatings may deliver a written notice to that effect (a "Waiver Notice") to ACNielsen. During the 30-day period following the date of delivery of a Waiver Notice (the "Decision Period"), the ACNielsen Group (x) may but shall not be obligated to) deliver written notice (a "Dedicated Employee Termination Notice") to NetRatings notifying NetRatings that the ACNielsen group desires to terminate the employment with the ACNielsen Group of one or more of the individuals covered by the Waiver Notice (any such individual, an "Identified Dedicated Employee") and (y) shall, if it exercises its option under the preceding clause (x) with respect to any such Identified Dedicated Employee, notify each such Identified Employee that his or her employment with the ACNielsen Group is to be terminated and in good faith begin and thereafter pursue all appropriate proceedings and actions (including the observance of any relevant notice periods and other formalities) under applicable contracts, agreements, statutes, laws, treaties and regulations to effect the termination of each such Identified Employee in accordance therewith.

          vi. During the 30-day period (the "Final Decision Period") immediately following the date the Term expires or, if it occurs earlier the date of termination of this Agreement under Section 7, the ACNielsen Group (x) may (but shall not be obligated to) deliver written notice (a "Dedicated Employee Termination Notice") to NetRatings that the ACNielsen Group desires to terminate the employment with the ACNielsen Group of one or more of the Dedicated Employees (any such individual, an "Identified Dedicated Employee") and (y) shall, if it exercises its option under the preceding clause (x) with respect to any such Identified Dedicated Employee, notify each such Identified Employee that his or her employment with the ACNielsen Group is to be terminated and in good faith begin and thereafter pursue all appropriate proceedings and actions (including the observance of any relevant notice periods and other formalities) under applicable contracts, agreements, statutes, laws, treaties and regulations to effect the termination of each such Identified Employee in accordance therewith.

          vii. For the purposes of this Agreement, the "Termination Period" with respect to any Identified Dedicated Employee means the period beginning on the date a Dedicated Employee Termination Notice covering him or her is delivered by the ACNielsen Group and ending on the date that his or her employment with the ACNielsen Group is terminated as contemplated by clause (y) of the final sentence of Section 5(a)(v) or clause (y) of the final sentence of Section 5(a)(vi), as applicable.

          viii. Notwithstanding anything to the contrary provided in this Agreement, eRatings and NetRatings shall remain obligated to make payments to the ACNielsen Group as contemplated by Annex D with
                                                                  -------
               respect to any Dedicated Employee (x) during his or her Decision Period or Final Decision Period (as applicable) and, (y) if applicable, during his or her Termination Period.

     b. In the event that, during the Term a Dedicated Employee shall cease to be employed by the ACNielsen Group due to his or her retirement, death, disability or voluntary termination of employment, the ACNielsen Group agrees to cooperate with eRatings and NetRatings to the extent that the ACNielsen Group determines in good faith it to be reasonably practicable and appropriate to work with eRatings and NetRatings (at their cost and expense) to identify and employ an appropriate replacement individual to provide to the eRatings Business the Services previously provided by such Dedicated Employee.

     c. From time to time during the Transition Period, NetRatings may deliver to ACNielsen a written notice (an "Employee Conversion Notice") identifying one or more Dedicated Employees who NetRatings desires to be converted from employees of the ACNielsen Group to employees of the eRatings Business in accordance with this Section 5. Promptly after receipt by ACNielsen of an Employee Conversion Notice, ACNielsen will inform each Dedicated Employee that is covered thereby that NetRatings has requested that such Dedicated Employee cease to be an employee of the ACNielsen Group and become an employee of the eRatings Business. Thereafter, NetRatings may negotiate with any such Dedicated Employee to arrive at terms and conditions (including, without limitation, relating to salary, benefits, perquisites and similar matters) mutually satisfactory to NetRatings and such Dedicated Employee and on which he or she would accept employment with the eRatings Business. For the purposes of this Agreement, any Dedicated Employee's "Offer Expiration Date" means the 30th day following the date on which NetRatings delivers an Employee Conversion Notice with respect to such Dedicated Employee.

     d. For the purposes of this Agreement, the term "Indemnified Severance Costs" means any and all liabilities, damages, proceedings, claims, fines, costs and expenses (including, without limitation, severance payments), including, without limitation, reasonable attorneys fees, arising out of or in connection with, directly or indirectly, the cessation of the employment with the ACNielsen Group of any individual listed on Exhibit A hereto unless such cessation of employment (x) is
                    ---------
          effected by the ACNielsen Group in breach of Section 5(a)(i) hereof,
          (y) is effected by ACNielsen in a manner that constitutes a willful or grossly negligent violation of applicable laws and regulations, or (z) if eRatings delivers a Waiver Notice covering such individual and the ACNielsen Group does not deliver a related Dedicated Employee Termination Notice with respect to such individual, occurs after the expiration of his or her Decision Period. In the event that (i) NetRatings or eRatings actually pays any Indemnified Severance Costs to ACNielsen hereunder in connection with the cessation with the ACNielsen Group of any Dedicated Employee, and (ii) such Dedicated Employee is rehired by a member of the ACNielsen Group within one year following the date on which such Dedicated Employee's employment with the ACNielsen Group ceased, then ACNielsen shall reimburse NetRatings or eRatings (as applicable) for all such Indemnified Severance Costs actually paid to ACNielsen thereby.

     e. ACNielsen agrees to reasonably cooperate with NetRatings and eRatings to provide assistance to the eRatings Business in connection with any investigation by the eRatings Business of any investigation of any illegal or fraudulent activities, security breaches or similar situations relating to the eRatings Business or the Services hereunder and which involve one or more Dedicated Employees.

     f. The ACNielsen Group shall comply in all material respects with federal, state, county, local and other foreign and domestic laws that are applicable to the employment by the ACNielsen Group of the Dedicated Employees, including, without limitation, applicable wage and hour laws, applicable health and safety laws, applicable family and medical leave laws, applicable military leave laws and workers compensation laws, including without limitation, any applicable law or regulation that requires the ACNielsen Group to provide specified workers compensation insurance or other specified insurance coverage. ACNielsen agrees to indemnify NetRatings and eRatings and their respective officers, directors, employees and agents from and against all liabilities and claims arising from, resulting from or relating to any material breach by the ACNielsen Group of the covenant set forth in the immediately preceding sentence.

6.   Term. This term of Agreement (the "Term") shall commence on the Effective
     ----
     Date and shall continue until the fifth anniversary of the Effective Date, unless sooner terminated as provided in Section 8 below.

7.   Standard of Services. The ACNielsen Group shall provide the Services to the
     ---------------------
     eRatings Business with substantially the same level of timeliness, competence and skill as it provides substantially similar services to itself and its affiliates.

8.   Termination.
     -----------

     a. This Agreement may be terminated at any time during the Term (a) by the mutual written consent of the Parties or (b) by either Party upon a material breach by the other Party, which breach remains uncured for ninety (90) days after written notice thereof. Material breach includes, without limitation: (a) failing to pay invoices when due or
          (b) becoming insolvent, making a general assignment for the benefit of creditors, suffering or permitting the appointment of a receiver for its business or assets, becoming subject to any proceeding under any bankruptcy or insolvency law, whether domestic or foreign (where such proceeding is not dismissed within ninety (90) days), or having wound up or liquidated, voluntarily or otherwise.

     b. ACNielsen may terminate this Agreement at any time, effective upon written notice to eRatings and NetRatings in the event a Change of Control (as defined below) occurs. For the purposes of this Agreement, a "Change of Control" means that ACNielsen's and its affiliates' (as of the Effective Date) direct or indirect ownership of the issued and outstanding shares of common stock of NetRatings is less than 5% of all of the issued and outstanding shares of common stock of NetRatings.

     c. Notwithstanding any termination of this Agreement, eRatings and NetRatings shall remain liable for any payment and other obligations incurred by them prior to termination and the provisions of paragraphs 8, 9, 10, 11, 12, 13, 14, 15, 16 and 17 shall survive.

9.   Dispute Resolution. The Parties shall submit any controversy arising out of
     -------------------
     this Agreement and not resolved through good faith negotiations ("Claim"), to arbitration by the American Arbitration Association in New York, New York. The arbitrator's judgment shall be final and binding, the exclusive remedy, and enforceable in any court of competent jurisdiction. Each Party irrevocably consents to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court for the Southern District of New York, and waives all defenses based upon personal jurisdiction, forum or venue in connection with such arbitration or enforcement in such courts. The arbitrator may award only any remedies that a New York court could order, including provisional remedies but excluding ex parte relief. Each Party shall bear its own costs.
     -- -----

10.  Governing Law; Construction. This Agreement shall be governed by the laws
     ---------------------------
     of the State of Delaware, without regard to the conflicts of law principles thereof. In the event of any inconsistency between this Agreement and any other document executed between the Parties pursuant to this Agreement, this Agreement shall control, unless the other document specifically and conspicuously states the Parties' intention otherwise.

11.  Limitation of Liability. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT:
     -------------------------
     ALL SERVICES, GOODS AND FACILITIES PROVIDED HEREUNDER ARE "AS IS", "WITH ALL FAULTS" AND WITHOUT ANY WARRANTY OF ANY KIND, EXPRESS OR IMPLIED. THE PARTIES EXPRESSLY DISCLAIM ALL WARRANTIES, INCLUDING WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY, NONINFRINGEMENT, AND FITNESS FOR A PARTICULAR USE. IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER OR ANY THIRD PARTY FOR ANY INCIDENTAL, INDIRECT, SPECIAL, RELIANCE, CONSEQUENTIAL OR PUNITIVE DAMAGES ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, WHETHER BASED ON CONTRACT, TORT (INCLUDING NEGLIGENCE AND STRICT LIABILITY) OR OTHERWISE, REGARDLESS OF WHETHER THE SUBJECT PARTY KNEW OR HAD REASON TO KNOW OF THE POSSIBILITY OF SUCH DAMAGES. EXCEPT FOR LIABILITY ARISING UNDER SECTION 12 OR AS A RESULT OF A PARTY"S WILLFUL MATERIAL BREACH OF THIS AGREEMENT, EITHER PARTY'S MAXIMUM AGGREGATE LIABILITY UNDER ANY THEORY SHALL NOT EXCEED THE AMOUNT ACTUALLY PAID BY eRATINGS AND NETRATINGS TO THE ACNIELSEN GROUP HEREUNDER IN THE TWELVE MONTHS BEFORE THE DATE THE CAUSE OF ACTION AROSE. In the event applicable law does not permit limitation or exclusion of liability as provided in this Section, the subject limitation or exclusion of liability shall be deemed modified so as to be effective to the greatest extent permitted.

12.  Indemnification.
     ---------------

     a. eRatings and NetRatings jointly and severally agree to indemnify and hold harmless each member of the ACNielsen Group and their respective directors, officers, employees, shareholders and agents, and each of the heirs, executors, successors and assigns of any of the foregoing, from and against any and all liabilities, obligations, damages, deficiencies, expenses, actions, suits, proceedings, demands, assessments, judgments, claims, losses, fines, penalties, costs and expenses, including without limitation, costs of investigation and defense and reasonable attorneys' fees arising out of or in connection with, the willful misconduct or gross negligence of eRatings, NetRatings or the eRatings Business in connection with the Services provided by the ACNielsen Group hereunder, including, without limitation, the use or direction by the eRatings Business of any Dedicated Employee.

     b. ACNielsen agrees to indemnify and hold harmless each NetRatings and eRatings and their respective directors, officers, employees, shareholders and agents, and each of the heirs, executors, successors and assigns of any of the foregoing, from and against any and all liabilities, obligations, damages, deficiencies, expenses, actions, suits, proceedings, demands, assessments, judgments, claims, losses, fines, penalties, costs and expenses, including without limitation, costs of investigation and defense and reasonable attorneys' fees arising out of or in connection with, the willful misconduct or gross negligence of the ACNielsen Group in connection with the Services provided by the ACNielsen Group hereunder.

     c. eRatings and NetRatings, jointly and severally, agree to indemnify and hold harmless each member of the ACNielsen Group and their respective directors, officers, employees, shareholders and agents, and each of the heirs, executors, successors and assigns of any of the foregoing, from and against any Indemnified Severance Costs, without duplication of indemnity for any matters covered by clause 12(a).

13.  Force Majeure. Neither Party shall be liable to the other for any failure
     -------------
     or delay in the performance of its obligations under this Agreement (other than its payment obligations hereunder) because of circumstances beyond its control including, but not limited to, acts of God, flood, fire, riot, accident, strikes, embargo, war, government action (including enactment of any laws, ordinances, regulations or the like which restrict or prohibit the providing of the Services or the making available of any of the Facilities) and other causes beyond its control, whether or not of the same class or kind as specifically named above. If either Party is unable to perform its obligations hereunder for any of the reasons described in this
     Section 12, such Party shall promptly notify the other of its inability to so perform.

14.  Notices. Notices shall be in writing and delivered by hand, courier, United
     -------
     States mail (prepaid and registered or certified), or fax with electronic acknowledgment of receipt, in each case to the signatories hereof, specifying their title, addressed to the addresses set forth on the signature page below, with a courtesy copy addressed to the General Counsel thereat. All such notices and communications hereunder shall for purposes of this Agreement be treated as effective or having been given when delivered if delivered personally, or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of United States mail, addressed and postage prepaid as aforesaid.

15.  Miscellaneous. Except by a written instrument signed by the Party against
     -------------
     whom enforcement is sought, this Agreement may not be amended and no breach may be waived (including, without limitation, by action or inaction). If any term of this Agreement is effectively invalidated, the remaining terms shall be unimpaired, provided that the Agreement's economic benefit not be thereby materially changed. Headings are for convenience only. The terms of this Agreement that by their sense and context are intended to survive its termination or expiration shall survive. Neither Party may assign this Agreement without the prior written consent of the other Party; provided,
                                                                     --------
     that any member of the ACNielsen Group may assign its obligations hereunder to any other member of the ACNielsen Group without, however, relieving ACNielsen of its obligations hereunder to the extent that the assignee does not perform such obligations.

16.  Entire Agreement. With respect to the Services, this Agreement, including
     ----------------
     the attached Exhibits which are incorporated herein by this reference, constitutes the entire agreement between the Parties and supersedes all previous and contemporaneous agreements and understandings between the Parties, whether written or oral. The Agreement may be executed in counterparts.

17.  Effect on Existing Services Agreements; Conflicts. Reference is made to the
     -------------------------------------------------
     existing Independent Representative Services Agreements in effect as the date hereof (the "Existing Services Agreements"), each of which is between eRatings, on the one hand, and a member of the ACNielsen Group, on the other. The Parties agree that, (i) although the Existing Services Agreements may remain in effect following the date hereof, as between eRatings, on the one hand, and the members of the ACNielsen Group, on the other, all of the Existing Services Agreements shall on and from the date hereof, notwithstanding anything to the contrary therein, be deemed to have been terminated and superseded by this Agreement (and, if applicable, by any new services agreement entered into in the relevant Operating Location under Section 1(b) hereof) and (ii) neither eRatings nor the ACNielsen Group shall hereafter seek to enforce against the other any of the terms, conditions or provisions of the Existing Services Agreements, in each case, except as expressly set forth in this Section 17. Notwithstanding the foregoing, eRatings shall remain obligated to make all payments due under such Existing Services Agreements through the date hereof, and shall remain responsible for any and all of its indemnification obligations thereunder.

                  [Remainder of Page Intentionally Left Blank]

          IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

ACNIELSEN CORPORATION                          ACNIELSEN eRATINGS.COM


By:  /s/ Michael E. Elias                       By:  /s/ Michael E. Elias
    ---------------------------                      ---------------------------
    Name:  Michael E. Elias                          Name:  Michael E. Elias
           -------------------                              --------------------
    Title: Vice President                            Title: Vice President
           -------------------                              --------------------


NETRATINGS, INC.


By:  /s/ Todd Sloan
    ---------------------------
    Name:  Todd Sloan
           -------------------
    Title: CFO
           -------------------

                                    EXHIBIT A
                                    ---------

                                     [****]

                                    EXHIBIT B
                                    ---------

                                 Shared Services
                                 ---------------

1. Financial administration, including order processing, general accounting and reporting services and collections.

2.   IT support and use of global network and communications.

3.   Human resources services, including payroll and benefits administration.

4. Global and regional finance support, including consolidation, treasury support and outside auditing services.

5.   Global and regional public relations.

6. Global and regional purchasing support, including Oracle licensing and ATT global telephone.

                                    EXHIBIT C
                                    ---------

                              Operating Locations/2/
                              ----------------------

                                    Australia
                                     Denmark
                                     Germany
                                    Hong Kong
                                      Italy
                                   Netherlands
                                      Spain
                                     Sweden
                                   Switzerland
                                  United States
                                 United Kingdom
                                     Austria
                                     Belgium
                                     Norway
                                     Finland
                                     Ireland
                                   New Zealand
                                    Singapore
                                     Taiwan
                                      China
                                   South Korea
                                      India
                                  South Africa
                                     Israel
                                     France
                                  Latin America

----------
/2/  This Exhibit C lists all jurisdictions in which the ACNielsen Group
          ---------
     provides Services to eRatings as of May 6, 2002

                                    Exhibit D
                                    ---------

NetRatings and eRatings jointly and severally agree to pay the ACNielsen Group for any Services provided by the ACNielsen Group to the eRatings Business hereunder as follows:

1. Direct costs incurred by the ACNielsen Group in connection with providing such Services, including (a) all salary, benefits, perquisites and other compensation paid by the ACNielsen Group to each Dedicated Employee, (b) an amount with respect to each Dedicated Employee that represents a pro rata allocation for the use by such Dedicated Employee of the ACNielsen Group facility at which such Dedicated Employee is located and (c) payments to third-party suppliers of goods and services directly applied to the eRatings Business; plus
                        ----

2. A shared services fee equal to 4% of the direct costs contemplated by 1 above; plus
            ----

3. An Operating Location-specific mark-up on the aggregate sum of the direct costs and the shared services fee contemplated by 1 and 2 above relating to such Operating Location that is equal to the mark-up in effect in such Operating Location as of June 30, 2001 and reflected under the Independent Representative Service Agreement in effect on June 30, 2001 with respect to such Operating Location between a member of the ACNielsen Group, on the one hand, and eRatings, on the other.

ACNielsen represents and warrants to eRatings and NetRatings that the foregoing methodology for determining the consideration to be paid by eRatings and NetRatings for the Services under this Services Agreement is consistent with the methodology in effect on June 30, 2001 for determining consideration payable by eRatings to the members of the ACNielsen Group under the various Independent Representative Services Agreements in effect on such date between eRatings, on the one hand, and a member of the ACNielsen Group, on the other.